                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 26, 2003


                        Command International Corporation
             (Exact name of registrant as specified in its charter)




          Delaware                    000-26627                  13-4031359
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


1090 King George's Post Road, Suite 802, Edison, NJ                    08837
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (732) 738-6500

                            Algiers Resources, Inc.
            317 Madison Avenue, Suite 2310, New York, New York 10017
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         Command International Corporation (the "Registrant"), formerly known as Algiers Resources, Inc., has appointed Bagell, Josephs & Company, LLC ("Bagell Josephs") as its new independent public accountant and terminated its engagement of Lazar Levine & Felix LLP ("Lazar") as its independent public accountant, effective with respect to the Registrant's fiscal year ending December 31, 2003. This change in independent public accountant was approved by the Board of Directors of the Registrant on July 8, 2003, upon the recommendation of the audit committee consisting of the full Board.

         The audit report of Lazar on the financial statements of the Registrant as of and for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Registrant's ability to continue as a going concern.

         The audit report of the Registrant's prior accountant, Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak") as of and for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to express a belief that the Company may not continue as a going concern.

         During the Registrant's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Registrant and either Lazar or Singer Lewak, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Lazar's or Singer Lewak's satisfaction would have caused Lazar or Singer Lewak to make reference to the subject matter of the disagreement(s) in connection with their reports.

         During the Registrant's two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult with Bagell Josephs with respect to any matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-B. Bagell Josephs was the independent public accountant of Command International Acquisition Corp. and Command International Group Inc. prior to their merger with the Registrant.

         The Registrant provided Lazar with a copy of the foregoing disclosures. The Registrant requested that Lazar furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that the Registrant has made in this Item 4. A copy of Lazar's letter response to the Registrant's request is filed as exhibit 16.1 to this Form 8-K.

Item 5.  Other Events.

         On July 7, 2003, the Registrant, then known as Algiers Resources, Inc., a Delaware corporation, merged with and into the wholly-owned Delaware subsidiary, then known as Algiers Merger Co. As part of the merger, the Registrant changed its name to Command International Corporation.

Item 7.  Financial Statements and Exhibits.

(a) Consolidated Financial statements of business acquired.

     Command International Group, Inc.
     Command Internet Corp and Command Line Corp.
     Years Ended December 31, 2002 and 2001:
              Independent Auditors' Report  .............................F-1
              Consolidated Balance Sheets................................F-2
              Consolidated Statements of Operations  ....................F-3
              Consolidated Statement of Changes
                       In Stockholders' Equity/Deficit ..................F-4
              Consolidated Statements of Cash Flows  ....................F-5-6
              Notes to Consolidated Financial Statements   ..............F-7-16

     Supplemental Information

              Independent Auditors' Report on Supplemental Information ..F-18 Combining Balance Sheets as of December 31, 2002 and 2001 .F-19-20 Combining Statements of Operations for the Years Ended
                 December 31, 2002 and 2001 .............................F-21-22

     Three Months Ended March 31, 2003 and 2002:
              Accountants' Review Report ................................F-24
              Consolidated Balance Sheets ...............................F-25
              Consolidated Statements of Operations......................F-26
              Consolidated Statement of Changes
                       In Stockholders' Equity/Deficit...................F-27
              Consolidated Statements of Cash Flows .....................F-28
              Notes to Consolidated Financial Statements.................F-29-37

(b) Pro forma financial information

              Introduction to Unaudited Pro Forma
                       Condensed Consolidated Financial Statements.......F-38
              Unaudited Pro Forma Condensed Consolidated
                       Balanced Sheet as of  March 31, 2003..............F-39
              Unaudited Pro Forma Condensed Consolidated
                       Statement for Operations - Three Months Ended
                       March 31, 2003....................................F-40
              Unaudited Pro Forma Condensed Consolidated
                       Statement of Operations - Year
                       Ended December 31, 2002...........................F-41
              Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements.................F-42

(c) Exhibits.

Listed below are all exhibits to this Current Report of Form 8-K

Exhibit
Number   Description
-------  -----------

2.1 Agreement and Plan of Merger, dated as of March 20, 2003, by and between Algiers Resources, Inc., Algiers Merger Co. and Command International Acquisition Corporation. (1)

2.2 Plan and Agreement of Reorganization dated as of July 1, 2002, as amended as of February 24, 2003, by and between Command International Acquisition Corporation, Command International Group Inc. and Shareholders of Command International Group Inc. (1)

2.3 Assignment and Assumption dated as of April 26, 2003, by and between Algiers Resources, Inc. and Command International Acquisition Corporation.(3)

16.1 Letter of Lazar Levine & Felix LLP regarding change in certifying accountant.*

20.1 Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 promulgated thereunder
         (2)

20.2 Registration Rights Agreement dated as of March 20, 2003 by and between Algiers Resources, Inc. and James A. Prestiano. (1)

20.3 Lockup Agreement dated as of March 20, 2003 by and between Algiers Resources, Inc. and James A. Prestiano. (3)

-----------------
* Filed herewith.

(1) Incorporated by reference to Registrant's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2002.

(2) Filed with the Securities and Exchange Commission on April 1, 2003 and incorporated herein by reference.

(3) Filed with the Securities and Exchange Commission on May 12, 2003 as part of the initial filing of this Form 8-K and incorporated herein by reference.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 10, 2003                Command International Corporation


                                    By: /s/ Robert Fallah
                                      ---------------------------------
                                             Robert Fallah
                                             President

                        COMMAND INTERNATIONAL GROUP INC.

               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.




                          INDEX TO FINANCIAL STATEMENTS


Independent Auditors' Report                                            F-1

Consolidated Financial Statements

         Balance Sheets as of December 31, 2002 and 2001                F-2

         Statements of Operations for the Years Ended
            December 31, 2002 and 2001                                  F-3

         Statements of Changes in Stockholders Equity (Deficit) for
            the Years Ended December 31, 2002 and 2001                  F-4

         Statements of Cash Flows for the Years Ended
                December 31, 2002 and 2001                              F-5-6

         Notes to Consolidated Financial Statements                     F-7-16

Supplemental Information

         Independent Auditors' Report on Supplemental Information       F-18

         Combining Balance Sheets as of December 31, 2002 and 2001      F-19-20

         Combining Statements of Operations for the Years Ended
            December 31, 2002 and 2001                                  F-21-22

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders of
Command International Group Inc.
Command Internet Corp. (formerly Spiderfuel, Inc.) and
Command Line Corp.
Edison, NJ

We have audited the accompanying consolidated balance sheet of Command International Group Inc. ( "CIG") as of December 31, 2002 and the consolidated balance sheets of Command Internet Corp. (formerly Spiderfuel, Inc.) ("CIC") and Command Line Corp. ("CLC") (CIG, CIC and CLC are collectively referred to as the "Company") as of December 31, 2001, and the related consolidated statements of operations, changes in stockholders equity (deficit), and cash flows, for the years then ended. These consolidated financial statements are the responsibility of management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2002 and 2001, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey
February 2, 2003

                        COMMAND INTERNATIONAL GROUP INC.
    COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.) AND COMMAND LINE CORP.
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001

                                ASSETS

                                                                                 2002          2001
                                                                            -----------   -----------
Current Assets:
  Cash and cash equivalents                                                 $    23,778   $    66,453
  Accounts receivable, net                                                      169,822       146,037
  Prepaid expenses and other current assets                                        --              93
                                                                            -----------   -----------

    Total Current Assets                                                        193,600       212,583
                                                                            -----------   -----------

  Fixed assets, net of depreciation                                              41,977        88,580
                                                                            -----------   -----------

Other Assets:
  Intangible assets - goodwill, net of impairment                               782,800       782,800
  Security deposit                                                                 --           1,343
                                                                            -----------   -----------

    Total Other Assets                                                          782,800       784,143
                                                                            -----------   -----------

TOTAL ASSETS                                                                $ 1,018,377   $ 1,085,306
                                                                            ===========   ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Notes payable                                                             $      --     $   240,000
  Notes payable - banks                                                          30,000          --
  Taxes payable                                                                 143,626       143,626
  Deferred revenue                                                               60,023        30,511
  Accounts payable and accrued expenses                                         221,151       235,380
                                                                            -----------   -----------

      Total Current Liabilities                                                 454,800       649,517
                                                                            -----------   -----------

Officers loans payable, net of current portion                                  507,351       531,126
Other loans payable                                                                --         250,000
                                                                            -----------   -----------

      Total Liabilities                                                         962,151     1,430,643
                                                                            -----------   -----------

STOCKHOLDERS' EQUITY (DEFICIT)
  CIGI Common stock, $.0001 Par Value; 1,500 shares authorized
   1,499 shares issued and outstanding at December 31, 2002                        --            --
  Spiderfuel Common stock, $.0001 Par Value; 19,000,000 shares authorized
   16,050,000 shares issued and outstanding at December 31, 2001                   --           1,605
  CLC Common stock, No Par Value; 2,500 shares authorized
    500 shares issued and outstanding at December 31, 2001                         --          25,000
  Additional paid-in capital                                                       --       1,986,588
  Retained earnings (deficit)                                                    56,226    (2,358,530)
                                                                            -----------   -----------

      Total Stockholders' Equity (Deficit)                                       56,226      (345,337)
                                                                            -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                        $ 1,018,377   $ 1,085,306
                                                                            ===========   ===========



        The accompanying notes are an integral part of the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                                                      2002                      2001
                                                                              ----------------------     -------------------

OPERATING REVENUES
  Sales                                                                                   $ 876,225             $ 1,334,431
                                                                              ----------------------     -------------------

OPERATING EXPENSES
   Salaries, commissions and payroll related expenses                                       678,190               1,103,868
   Production expense                                                                        14,346                  27,324
   Rent                                                                                      83,314                 291,051
   Travel and automobile expenses                                                            37,160                  61,565
   Telephone                                                                                 30,127                  84,782
   Advertising and promotion                                                                  7,807                  30,339
   Office and administrative                                                                 17,039                  75,684
   Insurance                                                                                  3,598                  55,416
   Professional fees                                                                         42,251                 112,755
                                                                              ----------------------     -------------------
       Total Operating Expenses                                                             913,832               1,842,784
                                                                              ----------------------     -------------------

LOSS BEFORE OTHER INCOME (EXPENSE)                                                          (37,607)               (508,353)

OTHER INCOME (EXPENSE)
   Depreciation and amortization                                                            (32,532)               (134,169)
   Impairment of intangible assets                                                                -                (608,870)
   Gain (loss) on sale of automobile                                                          2,911                 (10,264)
   Other income                                                                              17,046                       -
   Interest income                                                                               40                     330
   Interest expense                                                                          (2,733)                (15,260)
                                                                              ----------------------     -------------------
       Total Other Income (Expense)                                                         (15,268)               (768,233)
                                                                              ----------------------     -------------------

NET LOSS BEFORE EXTRAORDINARY ITEMS AND
    PROVISION FOR INCOME TAXES                                                              (52,875)             (1,276,586)

EXTRAORDINARY ITEMS
   Gain on purchase                                                                         122,816                       -
   Gain on assignment of assets and liabilities                                                   -                  76,667
                                                                              ----------------------     -------------------

      Total Extraordinary Items                                                             122,816                  76,667
                                                                              ----------------------     -------------------

NET INCOME (LOSS) BEFORE PROVISION
    FOR INCOME TAXES                                                                         69,941              (1,199,919)

Provision for Income Taxes                                                                  (13,715)                     21
                                                                              ----------------------     -------------------

NET INCOME (LOSS)                                                                          $ 56,226            $ (1,199,898)
                                                                              ======================     ===================

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                    CIGI                    Spiderfuel
                                                                Common Stock               Common Stock
Description                                                 Shares       Amount      Shares           Amount
------------                                               --------     --------   ----------      ------------
Balance, January 1, 2001                                         -      $ -        12,400,000        $ 1,240

Sale of common stock for cash                                    -        -         2,250,000            225

Issuance of common stock for services                            -        -         1,400,000            140

Loans payable converted to equity                                -        -                 -              -

Net loss for the year - combining                                -        -                 -              -
                                                           --------     -------     --------------   ---------

Balance, December 31, 2001                                       -        -        16,050,000          1,605

Net income through June 3, 2002 - Spiderfuel                     -        -                 -              -

Net loss through June 3, 2002 - CLC                              -        -                 -              -

Net effect of Asset Purchase Agreement
   with Command Internet Corp.                               1,334        -       (16,050,000)        (1,605)

Net effect of Stock Purchase Agreement
   with Command International Group Inc.                       165        -                 -              -

Net effect of Stock Purchase Agreement
   between Command Internet Corp. and CIGI                       -        -                 -              -
   (750,000 shares for 1334 shares)

Net income for the period June 4, 2002 through
   December 31, 2002 - consolidated                              -        -                 -              -
                                                           -----------  -------     --------------   ---------
Balance, December 31, 2002                                   1,499      $ -                 -            $ -
                                                           ===========  ========    ==============   =========

                                                                  CLC              Additional
                                                              Common Stock          Paid - In
Description                                              Shares        Amount        Capital       (Deficit), Net          Total
------------                                            ---------   ------------- ------------     --------------   ---------------

Balance, January 1, 2001                                    100      $ 25,000       $ 1,742,464     $ (1,158,632)        $ 610,072

Sale of common stock for cash                                 -             -                 -                -               225

Issuance of common stock for services                         -             -            59,860                -            60,000

Loans payable converted to equity                             -             -           184,264                -           184,264

Net loss for the year - combining                             -             -                 -       (1,199,898)       (1,199,898)
                                                         -------    ----------    -------------    --------------   ---------------

Balance, December 31, 2001                                  100        25,000         1,986,588       (2,358,530)         (345,337)

Net income through June 3, 2002 - Spiderfuel                  -             -                 -           10,314            10,314

Net loss through June 3, 2002 - CLC                           -             -                 -          (27,360)          (27,360)

Net effect of Asset Purchase Agreement
   with Command Internet Corp.                                -             -        (1,802,324)       2,293,929           490,000

Net effect of Stock Purchase Agreement
   with Command International Group Inc.                   (100)      (25,000)         (184,264)          81,647          (127,617)

Net effect of Stock Purchase Agreement
   between Command Internet Corp. and CIGI                    -             -                 -                -                 -
   (750,000 shares for 1334 shares)

Net income for the period June 4, 2002 through
   December 31, 2002 - consolidated                           -             -                 -           56,226            56,226
                                                        ---------   ----------    -------------   --------------      -------------
Balance, December 31, 2002                                    -           $ -               $ -         $ 56,226          $ 56,226
                                                        =========   ==========    =============   ==============      =============


                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002                   2001
                                                                            ------------------    -------------------

CASH FLOW FROM OPERATING ACTIVIITES
   Net income (loss)                                                                 $ 56,226            $(1,199,898)
                                                                            ------------------    -------------------
   Adjustments to reconcile net income (loss) to net cash
     used in operating activities

     Depreciation and amortization                                                     32,532                134,169
     (Gain) Loss on sale of automobile                                                 (2,911)                10,264
     (Gain) on assignment of liabilities net of assets                                      -                (76,667)
     Common stock issued for services                                                       -                 60,000
     Impairment of intangible assets                                                        -                608,870
     (Gain) on purchase                                                              (122,816)                     -

  Changes in assets and liabilities
     (Increase) decrease in accounts receivable                                       (23,785)               229,086
     Decrease in prepaid expenses and other assets                                          -                  4,200
     Decrease in security deposits                                                          -                180,000
     Increase (decrease) in deferred revenue                                           29,512               (166,436)
     Increase in taxes payable                                                              -                 73,850
     (Decrease) in accounts payable and
       accrued expenses                                                               (17,658)               (62,066)
                                                                            ------------------    -------------------
     Total adjustments                                                               (105,126)               995,270
                                                                            ------------------    -------------------

     Net cash (used in) operating activities                                          (48,900)              (204,628)
                                                                            ------------------    -------------------


CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from common stock issuances                                                    -                    225
    Loans from officer, net                                                           (23,775)                52,384
    Loans from other parties                                                                -                (34,288)
    Proceeds (repayment) of line of credit, net                                        30,000                (15,000)
    Current debt repayments                                                                 -                (15,815)
    Proceeds from note payable                                                              -                240,000
                                                                            ------------------    -------------------

       Net cash provided by financing activities                                        6,225                227,506
                                                                            ------------------    -------------------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                                         (42,675)                22,878

CASH AND CASH EQUIVALENTS -
    BEGINNING OF YEAR                                                                  66,453                 43,575
                                                                            ------------------    -------------------

CASH AND CASH EQUIVALENTS - END OF YEAR                                              $ 23,778               $ 66,453
                                                                            ==================    ===================


                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                           2002                    2001
                                                                                     ------------------      -----------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:

CASH PAID DURING THE YEAR FOR:
    Interest expense                                                                           $ 2,733               $ 15,260
                                                                                     ==================      =================


SUPPLEMENTAL DISCLOSURE OF NONCASH
  ACTIVITIES:

   Net effect of merger between Spiderfuel and Command Internet
       Common stock                                                                           $ (1,605)                   $ -
       Additional paid in capital                                                           (1,802,324)                     -
       Deficit                                                                               2,293,929                      -
       Note payable                                                                           (240,000)                     -
       Other loans payable                                                                    (250,000)                     -
                                                                                     ------------------      -----------------

                                                                                                   $ -                    $ -
                                                                                     ==================      =================

   Net effect of merger between CLC and CIGI
       Common stock                                                                          $ (25,000)                   $ -
       Additional paid in capital                                                             (184,264)                     -
       Deficit                                                                                  81,647                      -
       Fixed assets                                                                             16,982                      -
       Other receivable                                                                             93                      -
       Security deposits                                                                         1,343                      -
       Accounts payable                                                                        (13,617)                     -
                                                                                     ------------------      -----------------

    Extraordinary item - gain on purchase                                                    $(122,816)                   $ -
                                                                                     ==================      =================

   Spiderfuel Stock issued for consulting services                                                 $ -               $ 60,000
                                                                                     ==================      =================

    Basis of loans and assets assigned to limited liability company
         Loan payable - H. Kenneth Staffin                                                         $ -               $ 63,334
         Loan payable - Arthur Staffin                                                               -                 63,333
         Investment in iShip Exchange Partnership                                                    -                (50,000)
                                                                                     ------------------      -----------------

         Gain on assignment of liabilities net of assets                                           $ -               $ 76,667
                                                                                     ==================      =================

   Other loans payable reclassed to additional paid in capital                                     $ -              $ 184,264
                                                                                     ==================      =================

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 AND 2001


 NOTE 1 -         ORGANIZATION AND BASIS OF PRESENTATION

                  Spiderfuel, was originally incorporated in the State of Delaware on February 13, 1997 under the name of Global Internet Group, Inc. Global Internet Group, Inc. officially changed its name to PlanetWebcom.com on November 2, 1999, and on November 21, 2000, to Spiderfuel, Inc. ("Spiderfuel").

                  On May 21, 2002, Command Internet Corp. ("CIC") was formed. On May 22, 2002, CIC entered into an Asset Purchase Agreement with Spiderfuel to acquire the assets and assume a portion of the liabilities of Spiderfuel for 1,334 shares of CIC common stock. (See Note 14). For purposes of these financial statements, CIC is synonymous with Spiderfuel post merger. Subsequently, on June 3, 2002, CIC entered into a Stock Purchase Agreement with Command International Group Inc. ("CIGI"), whereby the companies entered into a share exchange agreement, thus CIC became a wholly owned subsidiary of CIGI (See Note 16).

                  Spiderfuel is a provider of web-based software and implementation services. Spiderfuel helps companies use technologies, like the Internet, to build closer customer relationships, increase their revenues and reduce their operating expenses. Spiderfuel's completely integrated applications suite helps mid-sized businesses run their growing businesses more efficiently.

                  Command Line Corp. ("CLC") was formed on January 8, 1985 as a New Jersey corporation licensed to do business in many states. CLC markets interactive systems used in manufacturing, purchasing and, maritime management. CLC specializes in modifying existing application software to fit a customer's unique business needs. All of CLC's products can be run on either a PC network or in a Web environment. On May 29, 2002, CLC entered into a Stock Purchase Agreement with CIGI, whereby CLC received 165 shares of CIGI common stock in exchange for its shares of common stock, thus CLC became a wholly owned subsidiary of CIGI (See Note 15).

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Principles of Consolidation

                  The consolidated financial statements include the accounts of CIC/Spiderfuel and CLC. All significant intercompany accounts and transactions have been eliminated in the combination.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Revenue Recognition

                  Revenue is recognized under the accrual method of accounting whereby revenue is recognized as the contracts enter different phases of completion. Contracts may have different phases until they are fully completed, and management records revenue on these contracts as each phase is completed and installed. Typical contracts take anywhere from six to nine months to complete. All costs incurred in servicing these contracts are expensed as incurred.

                  Cash and Cash Equivalents

                  The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

                  The Company maintains cash and cash equivalent balances at financial institutions which are insured by the Federal Deposit Insurance Corporation up to $100,000.

                  Fixed Assets

                  Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

                  Machinery and equipment           3-5 Years
                  Furniture and fixtures            5-7 Years
                  Automobile                          5 Years

                  Income Taxes

                  Income taxes are computed on the pretax income, offset by pre-existing net operating losses, based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Fair Value of Financial Instruments

                  The carrying amount reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and loans payable approximate fair value because of the immediate or short-term maturity of these consolidated financial instruments.

                  Advertising

                  Costs of advertising and promotion are expensed as incurred. Advertising costs were $7,807 and $30,339 for the years ended December 31, 2002 and 2001.

                  Accounts Receivable

                  CIC/Spiderfuel has established a reserve for doubtful accounts for contracts entered into that have the potential of not being completed due to circumstances out of the control of CIC/Spiderfuel. The allowance for doubtful accounts is adjusted by management of CIC/Spiderfuel on a regular basis. At December 31, 2002 and 2001, the allowance for doubtful accounts was $54,198 and $50,000, respectively.

                  Deferred Revenue

                  Deferred revenue represents the portion of the contracts that will be realized in the subsequent reporting period. Deferred revenue at December 31, 2002 and 2001 was $60,023 and $30,511, respectively.

                  Intangible Assets

                  Intangible assets were stated at cost. Amortization was computed using the straight-line method over fifteen years. Amortization expense for the year ended December 31, 2001 was $75,000. Additionally, in 2001, Spiderfuel determined that the intangible assets that were acquired have been impaired according to FASB 142, "Goodwill and Other Intangible Assets". Originally, the intangible assets were recorded by management at $2 per share for the 750,000 shares given to The Strategy Factory, Inc. After one full year of operations, Spiderfuel, impaired the remaining unamortized balance to just over $1 per share at $782,800. As such, Spiderfuel recorded a one-time charge to operations in the amount of $608,870 as impairment of intangible assets in 2001.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Goodwill

                  In the Asset Purchase Agreement between Spiderfuel and CIC the fair value of the assets acquired approximated the fair value of the liabilities assumed by CIC. Therefore, no goodwill was recorded in the transaction.

                  In the Stock Purchase Agreement between CLC and CIGI, the fair value of the assets acquired and liabilities assumed by CIGI resulted in a negative goodwill amount of $141,234. After applying the negative goodwill amount to fixed assets ($16,982), other receivables ($93), and security deposits ($1,343), the net effect was an extraordinary item for the gain on purchase of $122,816, which is reflected in the consolidated statements of operations in 2002.

                  In the Stock Purchase Agreement between CIC and CIGI, virtually no change in value occurred due to the transactions being only two weeks apart, with the fair values unchanged, and the stock issued to Command Internet was for the identical number of shares and par value. Therefore, no goodwill was recorded.

                  Recent Accounting Pronouncements

                  In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. This statement has been considered when determining impairment of intangible assets in certain transactions.

NOTE 3 -          OFFICERS LOANS PAYABLE

                  The CIC/Spiderfuel loans represent advances to and from its President. These loans are interest-free, and not anticipated to be paid in the next year, and therefore are reflected as long-term liabilities. The balances due such officer at December 31, 2002 and 2001 were $507,351 and $531,126, respectively.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 4-           OTHER LOANS PAYABLE

                  Represents amounts due to third parties, unrelated to Spiderfuel. Amounts were utilized to provide software implementation for various projects started by Spiderfuel. These loans are non-interest bearing, have no determined due date, and Spiderfuel's management has determined its classification to be long-term. These other loans which at December 31, 2002 and 2001, were $0 and $250,000, respectively, remained with Spiderfuel and were not assumed by CIC at the time of the Asset Purchase on May 22, 2002. These liabilities remain with Spiderfuel and are anticipated to be paid by that company.

NOTE 5 -          LINE OF CREDIT

                  CLC has lines of credit with two banks. Under each line of credit the maximum borrowing amount is $50,000 each. Only one of these lines of credit was borrowed against. This line of credit had a current interest rate of 5.75% at December 31, 2002. The outstanding balance at December 31, 2002 and 2001 were $30,000 and $0, respectively. The interest expense on this line of credit was $2,733 and $5,827 for the years ended December 31, 2002 and 2001, respectively.

NOTE 6-           NOTES PAYABLE

                  Spiderfuel has entered into various promissory notes and receivable lines with individuals. These are short-term agreements, and interest has been accrued for at December 31, 2001, and is included in accounts payable. The notes payable which at December 31, 2002 and 2001 were $0 and $240,000, respectively, remained with Spiderfuel and were not assumed by CIC at the time of the Asset Purchase on May 22, 2002. These liabilities remain with Spiderfuel and are anticipated to be paid by the company.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 7-           FIXED ASSETS

                  Fixed assets consist of the following at December 31, 2002 and 2001:

                                                         2002            2001
                                                      ----------      ----------
                      Machinery and equipment          $116,438        $210,947
                      Furniture and fixtures             48,858          48,858
                      Automobiles                            -           15,301
                                                      ----------      ----------

                              Subtotal                  165,296         275,106
                      Accumulated depreciation        ( 123,319)       (186,526)
                                                      ----------      ----------
                              Total                    $ 41,977        $ 88,580
                                                      ==========       =========

                  Depreciation expense was $32,532 and $59,169 for the years ended December 31, 2002 and 2001. During 2002, when CLC was merged into CIGI, the fair value of the net assets acquired was greater than the amount paid by CIGI creating a negative goodwill amount. As required by accounting principles generally accepted in the United States of America, the negative goodwill amount must first be applied against fixed assets and other assets prior to be recognized as an extraordinary item. As such, the net fixed assets amount on CLC's books of $16,982 was written off during 2002. Additionally, there was a gain on the sale of an automobile in 2002 prior to the merger between CLC and CIGI of $2,911. In 2001, CLC recognized a loss of $10,264 for a sale of another automobile.

NOTE 8-           COMMITMENTS AND CONTINGENCIES

                  Related Party Transactions

                  The Company, as noted in Note 3, is advanced and repays amounts regularly with its officers. These amounts were funded by the respective officers for, among other things, working capital for development of certain products and marketing of those products, and to float working capital at various times due to the inconsistent collections based on the nature of the contracts entered into.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 8-           COMMITMENTS AND CONTINGENCIES (Continued)

                  Leases

                  Spiderfuel in May, 2001 terminated a lease agreement for office space in New York, New York that was to expire in ten years. Spiderfuel paid $30,000 per month. Spiderfuel had paid an initial security deposit in the amount of $180,000 which was forfeited as a result of the lease termination. At that time, Spiderfuel entered into a sublease agreement in Mineola, New York, for approximately $5,000 per month. This sublease agreement was terminated in 2002, and Spiderfuel's corporate headquarters was relocated to Edison, New Jersey in the offices of CLC simultaneously with the merger between Spiderfuel and CIC and CIC's merger with CIGI.

                  In addition to the office rental lease, Spiderfuel has entered into other agreements with a term of one year or month-to-month terms, that are not considered to be material. Due to the length of the terms, there are no annual future minimum rentals for CIC/Spiderfuel due at December 31, 2002 or 2001.

                  CLC entered into a lease agreement for office space in Edison, New Jersey that expired at the end of 2001. The Company paid $3,863 per month. In addition to the rent, the Company paid an initial security deposit of $1,343, which was subsequently adjusted for by the negative goodwill at the time of the Stock Purchase Agreement with CIGI. The lease has been extended for another few years.

                  In addition to the office rental lease, CLC has entered into other agreements with a term not exceeding one-year that are not considered to be material. Due to the length of the terms, there are no annual future minimum rentals due at December 31, 2002.

NOTE 9-           INCOME TAXES

                  The provision for income taxes at December 31, 2002 consisted of the following:

                  Current tax expense, net - Federal                   $ 12,076
                  State tax expense                                       1,639
                                                                       --------
                                                                       $ 13,715
                                                                       ========

                  There are no significant timing differences, therefore no deferred tax asset (liability) is reflected in the consolidated balance sheets. Each company calculates its own tax provision and is directly responsible for its portion.

                  For 2001, the provision for federal taxes was offset by the net operating losses of the respective companies.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 10-          STOCK OPTION PLAN

                  Spiderfuel, in 2000, established a stock option plan for its key employees whereby they were granted as of December 31, 2000, 1,200,000 options of Spiderfuel's common stock at a price established by Spider Fuel. In addition to the plan, Spiderfuel had set aside an additional 740,000 shares of its common stock in options for other individuals. There were no additional granting of options in 2001 or 2002 for Spiderfuel prior to its merging with CIC. Once merged, those options were cancelled by the company. CLC did not have a stock option plan, and CIGI has yet to form a stock option plan.

NOTE 11-          INTANGIBLE ASSETS

                  In December 2000, Spiderfuel acquired The Strategy Factory, Inc., a Texas software development corporation for $1,500,000. In consideration of the assets acquired, Spiderfuel issued 750,000 shares of its common stock to the former stockholders of The Strategy Factory, Inc. At December 31, 2001, Spiderfuel management determined that the unamortized amount of the intangible assets was impaired in accordance with FASB 142, and $608,870 of the unamortized balance of the intellectual property was charged to expense. The balance of $782,800 remains on the consolidated balance sheets at December 31, 2002, and the management of CIC/Spiderfuel believes that this balance is reflective of the value of the software developed by The Strategy Factory, Inc., and the customers utilizing such software.

NOTE 12-          INVESTMENT IN LIMITED PARTNERSHIP

                  On July 18, 2000, CLC entered into an agreement with iShipExchange Corporation ("iShip"), a Cayman Islands company. The agreement granted a license to use technology developed by CLC in iShip's business. Under this agreement, CLC received 10,000,000 common shares with a par value of $0.005. This had been recorded by CLC as an investment at the total par value, of the shares received, of $50,000. This investment was assigned to Command International Group, LLC on September 18, 2001, and on October 3, 2001, an additional 650,000 common shares valued at $3,250 were issued. This investment was not part of the Stock Purchase Agreement CLC entered into with CIGI in June 2002.

NOTE 13-          ASSIGNMENT OF ASSETS AND LIABILITIES

                  On September 18, 2001, CLC assigned its interest in iShip as well as various obligations under notes and loans agreements with officers as well as other third parties to Command International Group, LLC. Upon this assignment, CLC recorded a gain of $76,667.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 14-          ASSET PURCHASE AGREEMENT - SPIDERFUEL

                  On May 22, 2002, Spiderfuel entered into an Asset Purchase Agreement with CIC. In the agreement, Spiderfuel sold a majority of its assets including the accounts receivable and fixed assets and all of its intangible assets that they owned the rights to, and CIC also assumed a portion of the liabilities that related to the operation of the business including vendor payables and deferred revenue relating to the contracts they had. At the time of this transaction it was determined that the fair values of the net assets of Spiderfuel approximated the amount paid by CIC, therefore no goodwill was recognized in the transaction.

NOTE 15-          STOCK PURCHASE AGREEMENT - CLC

                  On May 29, 2002, CLC entered into a Stock Purchase Agreement with CIGI, whereby CLC acquired shares of CIGI for shares of CLC. With this stock purchase, CIGI acquired all the rights, title and interest in the various products and properties owned by CLC. At the time of this transaction, it was determined that the fair values of the net assets of CLC were greater than the amount paid by CIGI, therefore a negative goodwill amount was generated. As such, according to accounting principles generally accepted in the United States of America, CLC initially applied this amount against fixed assets, other receivables and security deposits, then the balance was reflected as an extraordinary item for the gain on the purchase.

NOTE 16-          STOCK PURCHASE AGREEMENT - COMMAND INTERNET

                  On June 3, 2002. CIC entered into a Stock Purchase Agreement with CIGI. As a result of this agreement, CIC exchanged their shares for shares of CIGI, and thus became a wholly owned subsidiary of CIGI. Due to only a two week lapse between CIC`s acquisition of Spiderfuel and CIGI's acquisition of CIC the fair values of CIC did not significantly change, therefore the transaction netted on goodwill as the fair values were considered identical to the acquisition price.

NOTE 17-          SUBSEQUENT EVENTS

                  Command International Group Inc. on July 1, 2002 entered into a Plan and Agreement of Reorganization with Command International Acquisition Corp. ("CIAC"). Under this agreement, CIGI will exchange their shares for the shares of CIAC in a tax-free exchange. This agreement has been negotiated by both parties, and is anticipated to be executed in the first quarter of 2003.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2002 AND 2001


NOTE 17-          SUBSEQUENT EVENTS (CONTINUED)

                  Additionally, CIAC entered into an Agreement and Plan of Merger with Algiers Resources, Inc., a Delaware corporation ("Algiers"), a 419 public shell company, whereby CIAC will exchange their shares for the shares of common stock of Algiers in a reverse merger and thus become a wholly owned subsidiary of Algiers. This transaction is also anticipated to become effective in the first quarter of 2003, pending SEC approval.

                                  SUPPLEMENTAL
                                   INFORMATION

            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL INFORMATION



To the Stockholders of
Command International Group Inc.
Command Internet Corp. (formerly Spiderfuel, Inc.) and
Command Line Corp.
Edison, NJ


Our report on the basic consolidated financial statements of Command International Group Inc. for the year ended December 31, 2002 and Command Internet Corp. (formerly Spiderfuel, Inc.) and Command Line Corp. for the year ended December 31, 2001 appears on page one. Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented in the following schedules are presented for the purpose of supplemental analysis and is not a required part of the basic consolidated financial statements. The supplemental information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements.




                                               BAGELL, JOSEPHS & COMPANY, L.L.C.

Gibbsboro, New Jersey
February 2, 2003

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                            COMBINING BALANCE SHEETS
                                DECEMBER 31, 2002


                                                                       COMMAND
                                                                       INTERNET               CLC            COMBINED
                                                                 -----------------------------------------------------

          ASSETS


Current Assets:
  Cash and cash equivalents                                               $ 1,814          $ 21,964          $ 23,778
  Accounts receivable, net                                                 95,860            73,962           169,822
  Intercompany receivable (payable)                                       (33,456)           33,456                 -
                                                                 -----------------------------------------------------

    Total Current Assets                                                   64,218           129,382           193,600
                                                                 -----------------------------------------------------

  Fixed assets, net of depreciation                                        41,977                 -            41,977
                                                                 -----------------------------------------------------

Other Assets:
  Intangible assets, net of impairment                                    782,800                 -           782,800
                                                                 -----------------------------------------------------

    Total Other Assets                                                    782,800                 -           782,800
                                                                 -----------------------------------------------------

TOTAL ASSETS                                                            $ 888,995         $ 129,382        $1,018,377
                                                                 =====================================================

 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Note payable - bank                                                         $ -          $ 30,000          $ 30,000
  Taxes payable                                                           143,626                 -           143,626
  Deferred revenue                                                         60,023                 -            60,023
  Accounts payable and accrued expenses                                   196,626            24,525           221,151
                                                                 -----------------------------------------------------

      Total Current Liabilities                                           400,275            54,525           454,800
                                                                 -----------------------------------------------------

Officers loans payable, net of current portion                            507,351                 -           507,351
                                                                 -----------------------------------------------------

      Total Liabilities                                                   907,626            54,525           962,151
                                                                 -----------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
  CIGI Common stock, $.0001 Par Value;
   1,500 shares authorized
   1,499 shares issued and
   outstanding at December 31, 2002                                             -                 -                 -
  Spiderfuel Common stock, $.0001 Par
   Value; 19,000,000 shares authorized
   0 shares issued and outstanding
   at December 31, 2002                                                         -                 -                 -
  CLC Common stock, No Par Value;
   2,500 shares authorized
   0 shares issued and outstanding
   at December 31, 2002                                                         -                 -                 -
  Additional paid-in capital                                                    -                 -                 -
  Retained earnings (deficit)                                             (18,631)           74,857            56,226
                                                                 -----------------------------------------------------

      Total Stockholders' Equity (Deficit)                                (18,631)           74,857            56,226
                                                                 -----------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                    $ 888,995         $ 129,382        $1,018,377
                                                                 =====================================================

               See auditors' report on supplemental information.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                            COMBINING BALANCE SHEETS
                                DECEMBER 31, 2001


                                                                             SPIDERFUEL              CLC          COMBINED
                                                                  ----------------------------------------------------------

    ASSETS


Current Assets:
  Cash and cash equivalents                                                    $ 29,585          $ 36,868          $ 66,453
  Accounts receivable, net                                                       26,278           119,759           146,037
  Prepaid expenses and other current assets                                           -                93                93
                                                                  ----------------------------------------------------------

    Total Current Assets                                                         55,863           156,720           212,583
                                                                  ----------------------------------------------------------

  Fixed assets, net of depreciation                                              69,959            18,621            88,580
                                                                  ----------------------------------------------------------

Other Assets:
  Intangible assets, net of impairment                                          782,800                 -           782,800
  Security deposit                                                                    -             1,343             1,343
                                                                  ----------------------------------------------------------

    Total Other Assets                                                          782,800             1,343           784,143
                                                                  ----------------------------------------------------------

TOTAL ASSETS                                                                  $ 908,622         $ 176,684        $1,085,306
                                                                  ==========================================================

 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Notes payable                                                               $ 240,000               $ -         $ 240,000
  Taxes payable                                                                 143,626                 -           143,626
  Deferred revenue                                                               30,511                 -            30,511
  Accounts payable and accrued expenses                                         213,673            21,707           235,380
                                                                  ----------------------------------------------------------

      Total Current Liabilities                                                 627,810            21,707           649,517
                                                                  ----------------------------------------------------------

Officers loans payable, net of current portion                                  531,126                 -           531,126
Other loans payable                                                             250,000                 -           250,000
                                                                  ----------------------------------------------------------

      Total Liabilities                                                       1,408,936            21,707         1,430,643
                                                                  ----------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
  CIGI Common stock, $.0001 Par Value;
   1,500 shares authorized 1,499 shares
   issued and outstanding
   at December 31, 2002                                                               -                 -                 -
  Spiderfuel Common stock, $.0001 Par Value;
   19,000,000 shares authorized
   16,050,000 shares issued and
   outstanding at December 31, 2001                                               1,605                 -             1,605
  CLC Common stock, No Par Value;
    2,500 shares authorized
    500 shares issued and outstanding
    at December 31, 2001                                                              -            25,000            25,000
  Additional paid-in capital                                                  1,802,324           184,264         1,986,588
  Deficit, net                                                               (2,304,243)          (54,287)       (2,358,530)
                                                                  ----------------------------------------------------------

      Total Stockholders' Equity (Deficit)                                     (500,314)          154,977          (345,337)
                                                                  ----------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                          $ 908,622         $ 176,684        $1,085,306
                                                                  ==========================================================

               See auditors' report on supplemental information.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                       COMBINING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                           SPIDERFUEL                              CLC
                                               -----------------------------------  -----------------------------------
                                                                     COMMAND
                                                  SPIDERFUEL         INTERNET              CLC              CIGI
                                               1/1/02 - 6/3/02   6/4/02 - 12/31/02   1/1/02 - 6/3/02  6/4/02 - 12/31/02   COMBINED
                                               ---------------  ------------------  -----------------------------------  ----------
OPERATING REVENUES
  Sales                                         $ 103,752            $ 90,945           $ 330,694       $ 350,834        $ 876,225
                                               ------------        -------------       -----------     ---------------   ----------

OPERATING EXPENSES
   Salaries, commissions and
     payroll related expenses                      48,000                     -            295,208           334,982       678,190
   Production expense                                   -                     -              1,505            12,841        14,346
   Rent                                            18,000                     -             28,845            36,469        83,314
   Travel and automobile expenses                   1,125                29,329              3,145             3,561        37,160
   Telephone                                        8,000                 5,850              6,955             9,322        30,127
   Advertising and promotion                            -                     -              4,319             3,488         7,807
   Office and administrative                        1,889                 4,793              5,715             4,642        17,039
   Insurance                                            -                     -              1,896             1,702         3,598
   Professional fees                                4,765                18,281              6,643            12,562        42,251
                                               -----------          ------------        -----------   ---------------    ----------
       Total Operating Expenses                    81,779                58,253            354,231           419,569       913,832
                                               -----------          ------------        -----------   ---------------    ----------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)        21,973                32,692            (23,537)          (68,735)      (37,607)

OTHER INCOME (EXPENSE)
   Depreciation and amortization                  (11,659)              (16,323)            (4,550)                -       (32,532)
   Gain on sale of automobile                           -                     -              2,911                 -         2,911
   Intercompany rent                                    -               (35,000)                 -            35,000             -
   Interest income                                      -                     -                 28                12            40
   Interest expense                                     -                     -             (1,673)           (1,060)       (2,733)
                                               -----------          ------------        -----------   ---------------    ----------
       Total Other Income (Expense)               (11,659)              (51,323)            (3,284)           33,952       (32,314)
                                               -----------          ------------        -----------   ---------------    ----------

NET INCOME (LOSS) BEFORE EXTRAORDINARY ITEM
      AND PROVISION FOR INCOME TAXES               10,314               (18,631)           (26,821)          (34,783)      (69,921)

EXTRAORDINARY ITEM
     Gain on purchase                                   -                     -                  -           122,816       122,816
                                               -----------          ------------        -----------   ---------------    ----------

NET INCOME (LOSS) BEFORE PROVISION FOR
      INCOME TAXES                                 10,314               (18,631)           (26,821)           88,033        52,895

Provision for Income Taxes                              -                     -               (539)          (13,176)      (13,715)
                                               -----------          ------------        -----------   ---------------    ----------

NET INCOME (LOSS)                                $ 10,314             $ (18,631)         $ (27,360)         $ 74,857      $ 39,180
                                               ===========          ============        ===========   ===============    ==========

               See auditors' report on supplemental information.

                        COMMAND INTERNATIONAL GROUP INC.
               COMMAND INTERNET CORP. (FORMERLY SPIDERFUEL, INC.)
                             AND COMMAND LINE CORP.
                       COMBINING STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                     SPIDERFUEL                   CLC                  COMBINED
                                                               ---------------------     -------------------    -------------------

OPERATING REVENUES
  Sales                                                                   $ 453,096               $ 881,335             $1,334,431
                                                               ---------------------     -------------------    -------------------

OPERATING EXPENSES
   Salaries, commissions and payroll related expenses                       429,363                 674,505              1,103,868
   Production expense                                                             -                  27,324                 27,324
   Rent                                                                     243,395                  47,656                291,051
   Travel and automobile expenses                                            48,236                  13,329                 61,565
   Telephone                                                                 63,071                  21,711                 84,782
   Advertising and promotion                                                 25,644                   4,695                 30,339
   Office and administrative                                                 57,483                  18,201                 75,684
   Insurance                                                                 43,297                  12,119                 55,416
   Professional fees                                                         63,592                  49,163                112,755
                                                               ---------------------     -------------------    -------------------
       Total Operating Expenses                                             974,081                 868,703              1,842,784
                                                               ---------------------     -------------------    -------------------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)                                (520,985)                 12,632               (508,353)

OTHER INCOME (EXPENSE)
   Depreciation and amortization                                           (121,636)                (12,533)              (134,169)
   Impairment of intangible assets                                         (608,870)                      -               (608,870)
   Loss on sale of automobile                                                     -                 (10,264)               (10,264)
   Interest income                                                                -                     330                    330
   Interest expense                                                          (7,500)                 (7,760)               (15,260)
                                                               ---------------------     -------------------    -------------------
       Total Other Income (Expense)                                        (738,006)                (30,227)              (768,233)
                                                               ---------------------     -------------------    -------------------

NET LOSS BEFORE EXTRAORDINARY
    ITEM AND PROVISION FOR INCOME TAXES                                  (1,258,991)                (17,595)            (1,276,586)

EXTRAORDINARY ITEM
   Gain on assignment of assets and liabilities                                   -                  76,667                 76,667
                                                               ---------------------     -------------------    -------------------

NET INCOME (LOSS) BEFORE PROVISION FOR
    INCOME TAXES                                                         (1,258,991)                 59,072             (1,199,919)

Provision for Income Taxes                                                        -                      21                     21
                                                               ---------------------     -------------------    -------------------

NET INCOME (LOSS)                                                      $ (1,258,991)               $ 59,093           $ (1,199,898)
                                                               =====================     ===================    ===================

               See auditors' report on supplemental information.

                        COMMAND INTERNATIONAL GROUP INC.



                     INDEX TO REVIEWED FINANCIAL STATEMENTS


Accountants' Review Report                                              F-24

Consolidated Financial Statements

     Balance Sheets as of March 31, 2003 and 2002                       F-25

     Statements of Operations for the Three Months Ended
        March 31, 2003 and 2002                                         F-26

     Statements of Changes in Stockholders Equity (Deficit) for the
        Three Months Ended March 31, 2003 and 2002                      F-27

     Statements of Cash Flows for the Three Months Ended
            March 31, 2003 and 2002                                     F-28

     Notes to Consolidated Financial Statements                         F 29-37

                           ACCOUNTANTS' REVIEW REPORT


To the Stockholders of
Command International Group Inc.
Edison, NJ

We have reviewed the accompanying balance sheets of Command International Group Inc. (the "Company") as of March 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.


BAGELL, JOSEPHS & COMPANY, L.L.C.
Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey
July 7, 2003

                        COMMAND INTERNATIONAL GROUP INC.
                          CONSOLIDATED BALANCE SHEETS
                            MARCH 31, 2003 AND 2002


                                            ASSETS
                                                                                        2003                       2002
                                                                                ----------------------       ------------------


Current Assets:
  Cash and cash equivalents                                                                  $ 24,200                 $ 56,841
  Accounts receivable, net                                                                    185,822                  172,347
  Prepaid expenses and other current assets                                                         -                       93
                                                                                ----------------------       ------------------

    Total Current Assets                                                                      210,022                  229,281
                                                                                ----------------------       ------------------

  Fixed assets, net of depreciation                                                            34,981                   78,855
                                                                                ----------------------       ------------------

Other Assets:
  Intangible assets - goodwill, net of impairment                                             782,800                  782,800
  Security deposit                                                                                  -                    1,343
                                                                                ----------------------       ------------------

    Total Other Assets                                                                        782,800                  784,143
                                                                                ----------------------       ------------------

TOTAL ASSETS                                                                              $ 1,027,803               $1,092,279
                                                                                ======================       ==================

                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Notes payable                                                                           $         -                $ 240,000
  Notes payable - banks                                                                        23,500                   28,500
  Taxes payable                                                                               143,626                  143,626
  Deferred revenue                                                                             56,285                   33,528
  Accounts payable and accrued expenses                                                       279,051                  236,032
                                                                                ----------------------       ------------------

      Total Current Liabilities                                                               502,462                  681,686
                                                                                ----------------------       ------------------

Officers loans payable, net of current portion                                                493,340                  505,646
Other loans payable                                                                                 -                  250,000
                                                                                ----------------------       ------------------

      Total Liabilities                                                                       995,802                1,437,332
                                                                                ----------------------       ------------------

STOCKHOLDERS' EQUITY (DEFICIT)
  CIGI Common stock, $.0001 Par Value; 1,500 shares authorized
   1,499 shares issued and outstanding at March 31, 2003                                            -                        -
  Spiderfuel Common stock, $.0001 Par Value; 19,000,000 shares authorized
   16,050,000 shares issued and outstanding at March 31, 2002                                       -                    1,605
  CLC Common stock, No Par Value; 2,500 shares authorized
    500 shares issued and outstanding at March 31, 2002                                             -                   25,000
  Additional paid-in capital                                                                        -                1,986,588
  Retained earnings (deficit)                                                                  32,001               (2,358,246)
                                                                                ----------------------       ------------------

      Total Stockholders' Equity (Deficit)                                                     32,001                 (345,053)
                                                                                ----------------------       ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                      $ 1,027,803               $1,092,279
                                                                                ======================       ==================

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002


                                                                        2003                  2002
                                                                      ---------            ---------
OPERATING REVENUES
  Sales                                                               $ 213,980            $ 267,735
                                                                      ---------            ---------

OPERATING EXPENSES
   Salaries, commissions and payroll related expenses                   163,389              204,720
   Production expense                                                       531                  765
   Rent                                                                  29,722               25,222
   Travel and automobile expenses                                           936                1,721
   Telephone                                                              4,061                4,508
   Advertising and promotion                                                607                   70
   Office and administrative                                             25,090               12,223
   Insurance                                                                249                  995
   Professional fees                                                      6,157                6,054
                                                                      ---------            ---------
       Total Operating Expenses                                         230,742              256,278
                                                                      ---------            ---------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)                             (16,762)              11,457

OTHER INCOME (EXPENSE)
   Depreciation and amortization                                         (6,996)              (9,725)
   Interest income                                                            3                   23
   Interest expense                                                        (470)                (832)
                                                                      ---------            ---------
       Total Other Income (Expense)                                      (7,463)             (10,534)
                                                                      ---------            ---------

NET INCOME (LOSS) BEFORE PROVISION
    FOR INCOME TAXES                                                    (24,225)                 923

Provision for Income Taxes                                                    -                 (639)
                                                                      ---------            ---------

NET INCOME (LOSS)                                                     $ (24,225)           $     284
                                                                      =========            =========


        The accompanying notes are an integral part of the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002


                                                CIGI                Spiderfuel            CLC
                                           Common Stock            Common Stock       Common Stock         Additional
Description                              Shares      Amount     Shares       Amount  Shares     Amount  Paid - In Capital
-------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                 -         $ -    16,050,000   $    1,605  100   $    25,000     $ 1,986,588

Net income for the three months
  ended March 31, 2002
-------------------------------------------------------------------------------------------------------------------------

Balance, March 31, 2002                    -         $ -    16,050,000   $ 1,605.00  100   $ 25,000.00     $ 1,986,588
=========================================================================================================================


Balance, December 31, 2002             1,499         $ -             -       $ -     -          $ -             $ -

Net loss for the three months
  ended March 31, 2003                     -           -             -         -     -            -               -
-------------------------------------------------------------------------------------------------------------------------

Balance, March 31, 2003                1,499         $ -             -       $ -     -          $ -             $ -
=========================================================================================================================


Description                           (Deficit), Net     Total
------------------------------------------------------------------
Balance, December 31, 2001           $(2,358,530)     $ (345,337)

Net income for the three months
  ended March 31, 2002                       284             284
------------------------------------------------------------------

Balance, March 31, 2002              $(2,358,246)     $ (345,053)
==================================================================


Balance, December 31, 2002           $    56,226      $   56,226

Net loss for the three months
  ended March 31, 2003                   (24,225)        (24,225)
------------------------------------------------------------------

Balance, March 31, 2003              $    32,001      $   32,001
==================================================================

        The accompanying notes are an integral part of the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002


                                                                             2003               2002
                                                                           --------           --------
CASH FLOW FROM OPERATING ACTIVIITES
   Net income (loss)                                                       $(24,225)          $    284
                                                                           --------           --------
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities

     Depreciation and amortization                                            6,996              9,725

  Changes in assets and liabilities
     (Increase) in accounts receivable                                      (16,000)           (26,310)
     Increase (decrease) in deferred revenue                                 (3,738)             3,017
     (Decrease) in accounts payable and
       accrued expenses                                                      57,900                652
                                                                           --------           --------
     Total adjustments                                                       45,158            (12,916)
                                                                           --------           --------

     Net cash provided by (used in) operating activities                     20,933            (12,632)
                                                                           --------           --------


CASH FLOWS FROM FINANCING ACTIVITES
    Loans from officer, net                                                 (14,011)           (25,480)
    Proceeds (repayment) of line of credit, net                              (6,500)            28,500
                                                                           --------           --------

       Net cash provided by (used in) financing activities                  (20,511)             3,020
                                                                           --------           --------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                                   422             (9,612)

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                                      23,778             66,453
                                                                           --------           --------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                  $ 24,200           $ 56,841
                                                                           ========           ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
   INFORMATION:

CASH PAID DURING THE YEAR FOR:
    Interest expense                                                       $    470           $    832
                                                                           ========           ========



        The accompanying notes are an integral part of the consolidated financial statements.

                        COMMAND INTERNATIONAL GROUP INC.
                        CONSOLIDATED FINANCIAL STATEMENTS
                             MARCH 31, 2003 AND 2002


NOTE 1 -          ORGANIZATION AND BASIS OF PRESENTATION

                  Spiderfuel, was originally incorporated in the State of Delaware on February 13, 1997 under the name of Global Internet Group, Inc. Global Internet Group, Inc. officially changed its name to PlanetWebcom.com on November 2, 1999, and on November 21, 2000, to Spiderfuel, Inc. ("Spiderfuel").

                  On May 21, 2002, Command Internet Corp. ("CIC") was formed. On May 22, 2002, CIC entered into an Asset Purchase Agreement with Spiderfuel to acquire the assets and assume a portion of the liabilities of Spiderfuel for 1,334 shares of CIC common stock. (See Note 13). For purposes of these financial statements, CIC is synonymous with Spiderfuel post merger. Subsequently, on June 3, 2002, CIC entered into a Stock Purchase Agreement with Command International Group Inc. ("CIGI"), whereby the companies entered into a share exchange agreement, thus CIC became a wholly owned subsidiary of CIGI (See Note 15).

                  Spiderfuel is a provider of web-based software and implementation services. Spiderfuel helps companies use technologies, like the Internet, to build closer customer relationships, increase their revenues and reduce their operating expenses. Spiderfuel's completely integrated applications suite helps mid-sized businesses run their growing businesses more efficiently.

                  Command Line Corp. ("CLC") was formed on January 8, 1985 as a New Jersey corporation licensed to do business in many states. CLC markets interactive systems used in manufacturing, purchasing and, maritime management. CLC specializes in modifying existing application software to fit a customer's unique business needs. All of CLC's products can be run on either a PC network or in a Web environment. On May 29, 2002, CLC entered into a Stock Purchase Agreement with CIGI, whereby CLC received 165 shares of CIGI common stock in exchange for its shares of common stock, thus CLC became a wholly owned subsidiary of CIGI (See Note 14).

                  Command International Group Inc. on July 1, 2002 entered into a Plan and Agreement of Reorganization with Command International Acquisition Corp. ("CIAC"). Under this agreement, CIGI was to initially exchange their shares for the shares of CIAC (5,239,238) in a tax-free exchange. This agreement was amended and agreed to as of February 24, 2003, whereby CIAC obtained an option to acquire the shares of CIGI.

                  Additionally, CIAC entered into an Agreement and Plan of Merger with Algiers Resources, Inc., a Delaware corporation ("Algiers"), a public shell company, whereby CIAC exchanged their shares for the shares of common stock of Algiers in a reverse merger and thus become a wholly owned subsidiary of Algiers. This transaction dated as of March 20, 2003, closed on April 26, 2003. CIAC also exchanged its option to acquire CIGI shares for an additional 5,239,238 shares in a tax-free exchange.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Principles of Consolidation

                  The consolidated financial statements include the accounts of CIC and CLC. All significant intercompany accounts and transactions have been eliminated in the consolidation.

                  Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Revenue Recognition

                  Revenue is recognized under the accrual method of accounting whereby revenue is recognized as the contracts enter different phases of completion. Contracts may have different phases until they are fully completed, and management records revenue on these contracts as each phase is completed and installed. Typical contracts take anywhere from six to nine months to complete. All costs incurred in servicing these contracts are expensed as incurred.

                  Cash and Cash Equivalents

                  The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

                  The Company maintains cash and cash equivalent balances at financial institutions which are insured by the Federal Deposit Insurance Corporation up to $100,000.

                  Fixed Assets

                  Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

                  Machinery and equipment         3-5 Years
                  Furniture and fixtures          5-7 Years
                  Automobile                        5 Years

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Income Taxes

                  Income taxes are computed on the pretax income, offset by pre-existing net operating losses, based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

                  Fair Value of Financial Instruments

                  The carrying amount reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable and loans payable approximate fair value because of the immediate or short-term maturity of these financial instruments.

                  Advertising

                  Costs of advertising and promotion are expensed as incurred. Advertising costs were $607 and $70 for the three months ended March 31, 2003 and 2002.

                  Accounts Receivable

                  CIC has established a reserve for doubtful accounts for contracts entered into that have the potential of not being completed due to circumstances out of the control of CIC. The allowance for doubtful accounts is adjusted by management of CIC on a regular basis. At March 31, 2003 and 2002, the allowance for doubtful accounts was $54,198 and $50,000, respectively.

                  Deferred Revenue

                  Deferred revenue represents the portion of the contracts that will be realized in the subsequent reporting period. Deferred revenue at March 31, 2003 and 2002 was $56,285 and $33,528, respectively.

                  Intangible Assets

                  Intangible assets were stated at cost. Amortization was computed using the straight-line method over fifteen years. Amortization expense for the year ended December 31, 2001 was $75,000. Additionally, in 2001, Spiderfuel determined that the intangible assets that were acquired have been impaired according to FASB 142, "Goodwill and Other Intangible Assets". Originally, the intangible assets were recorded by management at $2 per share for the 750,000 shares given to The Strategy Factory, Inc. After one full year of operations, Spiderfuel, impaired the remaining unamortized balance to just over $1 per share at $782,800. As such, Spiderfuel recorded a one-time charge to operations in the amount of $608,870 as impairment of intangible assets in 2001. There was no further impairment on these intangible assets for the three months ended March 31, 2003 and 2002.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 2 -          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

                  Goodwill

                  In the Asset Purchase Agreement between Spiderfuel and CIC the fair value of the assets acquired approximated the fair value of the liabilities assumed by CIC. Therefore, no goodwill was recorded in the transaction. This transaction did not impact the consolidated financial statements for the three months ended March 31, 2002.

                  In the Stock Purchase Agreement between CLC and CIGI, the fair value of the assets acquired and liabilities assumed by CIGI resulted in a negative goodwill amount of $141,234. After applying the negative goodwill amount to fixed assets ($16,982), other receivables ($93), and security deposits ($1,343), the net effect was an extraordinary item for the gain on purchase of $122,816, which is reflected in the consolidated statements of operations in 2002. This transaction did not impact the consolidated financial statements for the three months ended March 31, 2002.

                  In the Stock Purchase Agreement between CIC and CIGI, virtually no change in value occurred due to the transactions being only two weeks apart, with the fair values unchanged, and the stock issued to Command Internet was for the identical number of shares and par value. Therefore, no goodwill was recorded. This transaction did not impact the consolidated financial statements for the three months ended March 31, 2002.

                  Recent Accounting Pronouncements

                  In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. This statement has been considered when determining impairment of intangible assets in certain transactions.

NOTE 3 -          OFFICERS LOANS PAYABLE

                  The CIC loans represent advances to and from its President. These loans are interest-free, and not anticipated to be paid in the next year, and therefore are reflected as long-term liabilities. The balances due such officer at March 31, 2003 and 2002 were $493,340 and $505,646, respectively.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 4-           OTHER LOANS PAYABLE

                  Represents amounts due to third parties, unrelated to Spiderfuel. Amounts were utilized to provide software implementation for various projects started by Spiderfuel. These loans were non-interest bearing, had no determined due date, and Spiderfuel's management had determined its classification to be long-term. These other loans which at March 31, 2003 and 2002, were $0 and $250,000, respectively, remained with Spiderfuel and were not assumed by CIC at the time of the Asset Purchase on May 22, 2002. These liabilities remain with Spiderfuel and are anticipated to be paid by that company.

NOTE 5 -          Line of Credit

                  CLC has lines of credit with two banks. Under each line of credit the maximum borrowing amount is $50,000 each. Only one of these lines of credit was borrowed against. This line of credit had a current interest rate of 5.75% at March 31, 2003. The outstanding balance at March 31, 2003 and 2002 were $23,500 and $28,500, respectively. The interest expense on this line of credit was $470 and $832 for the three months ended March 31, 2003 and 2002, respectively.

NOTE 6-           NOTES PAYABLE

                  Spiderfuel had entered into various promissory notes and receivable lines with individuals. These were short-term agreements, and interest had been accrued for at March 31, 2002, and was included in accounts payable. The notes payable which at March 31, 2003 and 2002 were $0 and $240,000, respectively, remained with Spiderfuel and were not assumed by CIC at the time of the Asset Purchase on May 22, 2002. These liabilities remain with Spiderfuel and are anticipated to be paid by that company.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 7-  FIXED ASSETS

                  Fixed assets consist of the following at March 31, 2003 and 2002:

                                                     2003            2002
                                                   --------        ---------
                      Machinery and equipment      $116,438        $ 210,947
                      Furniture and fixtures         48,858           48,858
                      Automobiles                         -           15,301
                                                   --------        ---------
                                Subtotal            165,296          275,106
                      Accumulated depreciation     (130,315)        (196,251)
                                                   --------        ---------

                                Total              $ 34,981        $  78,855
                                                   ========        =========


                  Depreciation expense was $6,996 and $9,725 for the three months ended March 31, 2003 and 2002. During 2002, when CLC was merged into CIGI, the fair value of the net assets acquired was greater than the amount paid by CIGI creating a negative goodwill amount. As required by accounting principles generally accepted in the United States of America, the negative goodwill amount must first be applied against fixed assets and other assets prior to be recognized as an extraordinary item. As such, the net fixed assets amount on CLC's books of $16,982 was written off during 2002, subsequent to March 31, 2002. Additionally, there was a gain on the sale of an automobile in 2002 prior to the merger between CLC and CIGI of $2,911, subsequent to March 31, 2002.

NOTE 8-           COMMITMENTS AND CONTINGENCIES

                  Related Party Transactions

                  The Company, as noted in Note 3, is advanced and repays amounts regularly with its officers. These amounts were funded by the respective officers for, among other things, working capital for development of certain products and marketing of those products, and to float working capital at various times due to the inconsistent collections based on the nature of the contracts entered into.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002


NOTE 8-           COMMITMENTS AND CONTINGENCIES (Continued)

                  Leases

                  Spiderfuel beginning in 2001entered into a sublease agreement in Mineola, New York, for approximately $5,000 per month. This sublease agreement was terminated in 2002, and Spiderfuel's corporate headquarters was relocated to Edison, New Jersey in the offices of CLC simultaneously with the merger between Spiderfuel and CIC and CIC's merger with CIGI.

                  In addition to the office rental lease, Spiderfuel has entered into other agreements with a term of one year or month-to-month terms, that are not considered to be material. Due to the length of the terms, there are no annual future minimum rentals for CIC due at March 31, 2003.

                  CLC entered into a lease agreement for office space in Edison, New Jersey that expired at the end of 2001. The Company paid $3,863 per month. In addition to the rent, the Company paid an initial security deposit of $1,343, which was subsequently adjusted for by the negative goodwill at the time of the Stock Purchase Agreement with CIGI. The lease has been extended for another few years.

                  In addition to the office rental lease, CLC has entered into other agreements with a term not exceeding one-year that are not considered to be material. Due to the length of the terms, there are no annual future minimum rentals due at March 31, 2003.

NOTE 9-           INCOME TAXES

                  The provision for income taxes at March 31, 2002 consisted of the following:

                  State tax expense               $    639
                                                  ========

                  There are no significant timing differences, therefore no deferred tax asset (liability) is reflected in the consolidated balance sheets. Each company calculates its own tax provision and is directly responsible for its portion.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 10-          STOCK OPTION PLAN

                  Spiderfuel, in 2000, established a stock option plan for its key employees whereby they were granted as of December 31, 2000, 1,200,000 options of Spiderfuel's common stock at a price established by Spider Fuel. In addition to the plan, Spiderfuel had set aside an additional 740,000 shares of its common stock in options for other individuals. There were no additional granting of options in 2001 or 2002 for Spiderfuel prior to its merging with CIC. Once merged, those options were cancelled by the company. CLC did not have a stock option plan, and the Company has yet to form a stock option plan.

NOTE 11-          INTANGIBLE ASSETS

                  In December 2000, Spiderfuel acquired The Strategy Factory, Inc., a Texas software development corporation for $1,500,000. In consideration of the assets acquired, Spiderfuel issued 750,000 shares of its common stock to the former stockholders of The Strategy Factory, Inc. At December 31, 2001, Spiderfuel management determined that the unamortized amount of the intangible assets was impaired in accordance with FASB 142, and $608,870 of the unamortized balance of the intellectual property was charged to expense. The balance of $782,800 remains on the consolidated balance sheets at March 31, 2003 and 2002, and the management of the Company believes that this balance is reflective of the value of the software developed by The Strategy Factory, Inc., and the customers utilizing such software.

NOTE 12-          INVESTMENT IN LIMITED PARTNERSHIP

                  On July 18, 2000, CLC entered into an agreement with iShipExchange Corporation ("iShip"), a Cayman Islands company. The agreement granted a license to use technology developed by CLC in iShip's business. Under this agreement, CLC received 10,000,000 common shares with a par value of $0.005. This had been recorded by CLC as an investment at the total par value, of the shares received, of $50,000. This investment was assigned to Staffin International Group, LLC on September 18, 2001, and on October 3, 2001, an additional 650,000 common shares valued at $3,250 were issued. This investment was not part of the Stock Purchase Agreement CLC entered into with CIGI in June 2002.

NOTE 13-          ASSET PURCHASE AGREEMENT - SPIDERFUEL

                  On May 22, 2002, Spiderfuel entered into an Asset Purchase Agreement with CIC. In the agreement, Spiderfuel sold a majority of its assets including the accounts receivable and fixed assets and all of its intangible assets that they owned the rights to, and CIC also assumed a portion of the liabilities that related to the operation of the business including vendor payables and deferred revenue relating to the contracts they had. At the time of this transaction it was determined that the fair values of the net assets of Spiderfuel approximated the amount paid by CIC, therefore no goodwill was recognized in the transaction.

                        COMMAND INTERNATIONAL GROUP INC.
                  CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                             MARCH 31, 2003 AND 2002

NOTE 14-          STOCK PURCHASE AGREEMENT - CLC

                  On May 29, 2002, CLC entered into a Stock Purchase Agreement with CIGI, whereby CLC acquired shares of CIGI for shares of CLC. With this stock purchase, CIGI acquired all the rights, title and interest in the various products and properties owned by CLC. At the time of this transaction, it was determined that the fair values of the net assets of CLC were greater than the amount paid by CIGI, therefore a negative goodwill amount was generated. As such, according to accounting principles generally accepted in the United States of America, CLC initially applied this amount against fixed assets, other receivables and security deposits, then the balance was reflected as an extraordinary item for the gain on the purchase.

NOTE 15-          STOCK PURCHASE AGREEMENT - COMMAND INTERNET

                  On June 3, 2002. CIC entered into a Stock Purchase Agreement with CIGI. As a result of this agreement, CIC exchanged their shares for shares of CIGI, and thus became a wholly owned subsidiary of CIGI. Due to only a two week lapse between CIC`s acquisition of Spiderfuel and CIGI's acquisition of CIC the fair values of CIC did not significantly change, therefore the transaction netted on goodwill as the fair values were considered identical to the acquisition price.

NOTE 16-          SUBSEQUENT EVENTS

                  CIAC entered into an Agreement and Plan of Merger with Algiers Resources, Inc., a Delaware corporation ("Algiers"), a public shell company, whereby CIAC exchanged their shares for the shares of common stock of Algiers in a reverse merger and thus become a wholly owned subsidiary of Algiers. This transaction dated as of March 20, 2003, closed on April 26, 2003. Simultaneously with that transaction, CIAC assigned to Algiers Resources, Inc. the option to acquire CIGI in a share for share exchange.

                  On July 7, 2003, Algiers Resources, Inc. merged with and into its wholly owned subsidiary, Algiers Merger Co. which changed its name to Command International Corporation.

                    Algiers Resources, Inc. and Subsidiaries
                  Introduction to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

On April 26, 2003, an Agreement and Plan of Merger dated as of March 20, 2003 (the "Merger Agreement") by and between Algiers Merger Co., a Delaware corporation and a wholly-owned subsidiary of Algiers Resources, Inc. and Command International Acquisition Corporation, a Delaware corporation ("CIAC") was completed. Pursuant to the Merger Agreement, CIAC merged with and into Algiers Merger Co. (the "Merger") with Algiers Merger Co. continuing as the surviving corporation. As a result of the Merger Agreement, (i) each outstanding share of common stock, par value $0.0001 per share, of CIAC ("CIAC Common Stock") was converted into one share of common stock, par value $0.001 per share ("Common Stock"), of Algiers Resources, Inc. at the time the Certificate of Merger was filed with the Delaware Secretary of State and (ii) each outstanding share of common stock, par value $0.001 per share of Algiers Resources, Inc. shall remain one share of common stock, par value $0.001 per share, of Algiers Resources, Inc., after the retirement of 1,272,500 shares of common stock owned by the former president of Algiers Resources, Inc.

In addition, CIAC entered into a Plan of Agreement and Reorganization dated as of July 1, 2002, as amended as of February 24, 2003 ("CIG Agreement"), with Command International Group, Inc. ("CIG") and stockholders of CIG whereby CIAC was given the right to acquire all of the issued and outstanding shares of common stock of CIG in exchange for 5,239,238 shares of CIAC Common Stock. In connection with the Merger Agreement, CIAC assigned its rights under the CIG Agreement to Algiers Resources, Inc. pursuant to an Assignment and Assumption Agreement dated as of April 26, 2003. In accordance therewith, Algiers Resources, Inc. deposited in escrow 5,239,238 shares of Common Stock of Algiers Resources, Inc. for issuance to the CIG shareholders upon the closing of the CIG Agreement. In accordance therewith, stockholders of CIAC and CIG will receive an aggregate of 10,478,476 shares of Common Stock of Algiers Resources, Inc. or approximately 89% of the issued and outstanding Common Stock.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Algiers Resources, Inc. and CIG at March 31, 2003, as if the merger had been consummated as of that date.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2003 and the year ended December 31, 2002 reflect the combined results of Algiers Resources, Inc. and CIG as if the proposed combination of the two companies had occurred at the beginning of 2002.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                     Algiers Resources Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 March 31, 2003


                                                                Algiers
                                                            Resources, Inc.    CIAC/CIG.     Note   Adjustments          Pro Forma
                                                            ---------------    ---------   ------  --------------        ----------
                      ASSETS
                      ------
CURRENT ASSETS:
   Cash ..............................................      $        0       $   24,200                         0        $   24,200
   Accounts receivable, net ..........................               0          185,822                         0           185,822
                                                            ----------       ----------                ----------        ----------
     TOTAL CURRENT ASSETS ............................               0          210,022                         0           210,022
FIXED ASSETS - at
   cost, net .........................................               0           34,981                         0            34,981

INTANGIBLE ASSETS - at
   cost, net .........................................               0          782,800                         0           782,800
                                                            ----------       ----------                ----------        ----------

                                                            $        0       $1,027,803                $        0        $1,027,803
                                                            ==========       ==========                ==========        ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                                                                                                         ----------
CURRENT LIABILITIES:
   Note payable - bank ...............................      $        0       $   23,500                $        0        $   23,500
   Taxes payable .....................................               0          143,626                         0           143,626
   Deferred revenue ..................................               0           56,285                         0            56,285
   Accounts payable and accrued expenses .............          10,547          279,051                         0           289,598
                                                            ----------       ----------                ----------        ----------

     TOTAL CURRENT LIABILITIES .......................          10,547          502,462                         0           513,009
                                                            ----------       ----------                ----------        ----------

   Officers loans payable ............................               0          493,340                         0           493,340
                                                            ----------       ----------                ----------        ----------
     TOTAL LIABILITIES ...............................          10,547          995,802                         0         1,006,349
                                                            ----------       ----------                ----------        ----------

STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock, $.001, $.0001, and $.001 par value -
     40,000,000, 1,500, and 40,000,000 shares
     authorized, 2,545,000, 1,499, and 11,801,976
     shares issued and outstanding....................           2,545                0    (b)                 (0)
                                                                                           (c)             (1,272)
                                                                                           (d)             10,478            11,751
   Additional paid-in-capital.........................          44,868                0    (a)            (57,960)
                                                                                           (b)                  0
                                                                                           (c)              1,272
                                                                                           (d)            (10,478)
                                                                                           (e)             22,298                 0
   Retained earnings (deficit)........................         (57,960)          32,001    (a)             57,960
                                                                                           (e)            (22,298)            9,703
                                                            ----------       ----------    ------  --------------        ----------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)..................         (10,547)          32,001                         0            21,454
                                                            ----------       ----------                ----------        ----------
                                                            $        0       $1,027,803                $        0        $1,027,803
                                                            ==========       ==========                ==========        ==========


                  See notes to pro forma financial statements.

                     Algiers Resources Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                        Three Months Ended March 31, 2003


                                                                Algiers
                                                            Resources, Inc.    CIAC/CIG.     Note   Adjustments          Pro Forma
                                                            ---------------    ---------   ------  --------------        ----------
Sales ................................................     $         0      $   213,980              $         0        $   213,980

Operating expenses:
   Compensation expense ..............................               0          163,389                        0            163,389
   General and administrative expenses ...............           2,201           67,353                        0             69,554
   Depreciation and amortization .....................               0            6,996                        0              6,996
                                                           -----------      -----------                        --------------------
     Total operating expenses ........................           2,201          237,738                        0            239,939
                                                           -----------      -----------                        --------------------
(Loss) from operations ...............................          (2,201)         (23,758)                       0            (25,959)

Other income (expense) ...............................               0              467                        0                467
                                                           -----------      -----------                        --------------------
Income (loss) before provision for
   income taxes ......................................          (2,201)         (24,225)                       0            (26,426)

Provision for income taxes ...........................               0                0    (f)                 0                0
                                                           -----------      -----------              ------------------------------
Net (loss) ...........................................     $    (2,201)     $   (24,225)             $         0     $      (26,426)
                                                           ===========      ===========              ==============================

Net loss per share - basic and diluted ...............     $   (0.0009)                                              $       (0.002)
                                                           ===========                                               ==============

Weighted average shares outstanding ..................       2,545,000                                  9,205,976        11,750,976
                                                           ===========                                ===========    ==============


                  See notes to pro forma financial statements.

                     Algiers Resources Inc. and Subsidiaries
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year Ended December 31, 2002




                                                                Algiers
                                                            Resources, Inc.    CIAC/CIG.   Note    Adjustments          Pro Forma
                                                            ---------------    ---------   ----  ----------------        ----------
Sales ..................................................       $         0     $   876,225        $         0          $   876,225

Operating expenses:
   Compensation expense ................................                 0         678,190                  0              678,190
   General and administrative expenses .................            10,427         235,642                  0              246,069
   Depreciation and amortization .......................                 0          32,532                  0               32,532
                                                               -----------     -----------        -----------          -----------
     Total operating expenses ..........................            10,427         946,364                  0              956,791
                                                               -----------     -----------        -----------          -----------
(Loss) from operations .................................           (10,427)        (70,139)                 0              (80,566)

Other income ...........................................                 0          17,264                  0               17,264
                                                               -----------     -----------        -----------          -----------
(Loss) before provision for
   income taxes and extraordinary item .................           (10,427)        (52,875)                 0              (63,302)
Extraordinary item .....................................                 0         122,816                  0              122,816
                                                               -----------     -----------        -----------          -----------
(Loss) before provision for
   income taxes and extraordinary item .................           (10,427)         69,941                  0               59,514

Provision for income taxes .............................                 0         (13,715)                 0              (13,715)
                                                               -----------     -----------        -----------          -----------
Net income (loss) ......................................       $   (10,427)    $    56,226        $         0          $    45,799
                                                               ===========     ===========        ===========          ===========

Net income (loss) per share -
      basic and diluted ................................       $    (0.004)                                            $     0.004
                                                               ===========                                             ===========

Weighted average shares outstanding ....................         2,545,000                          9,205,976           11,750,976
                                                               ===========                        ===========          ===========


                  See notes to pro forma financial statements.

                     Algiers Resources Inc. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at March 31, 2003 and the unaudited pro forma condensed consolidated statements for the three months ended March 31, 2003 and for the year ended December 31, 2002, to reflect the proposed combination of Algiers resources, Inc. and CIAC.

(a) To record the recapitalization of Algier's accumulated deficit to additional paid-in capital.

(b) To record the recapitalization of CIAC's common stock to additional paid-in capital.

(c) To record the cancellation of 1,272,500 shares of common stock owned by the president of Algiers Resources, Inc. in connection with the reverse acquisition.

(d) To record the issuance of 10,478,476 shares of common stock in the reverse acquisition.

(e) To reclassify the negative additional paid-in capital to retained earnings.

(f) There is no income tax provision for 2003 due to an operating loss for the three months ended March 31, 2003.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:


                                                                                 Three Months Ended          Year Ended
                                                                                    March 31, 2003         December 31, 2002
                                                                                 ------------------        ------------------
     Algiers Resources Inc. weighted average shares outstanding...                     2,545,000                  2,545,000
     Algiers Resources, Inc. weighted average shares outstanding as adjusted
       for the reverse acquisition................................                    10,478,476                 10,478,476
     Algiers Resources, Inc. weighted average shares outstanding as adjusted
       for cancellation...........................................                    (1,272,500)                (1,272,500)
                                                                                 ---------------            ---------------
                                                                                      11,750,976                 11,750,976
                                                                                 ===============            ===============
